Receivables, Net	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Receivables, Net

NOTE 4 – RECEIVABLES, NET

Receivables consist of the following:

	Successor	Predecessor
	As of	As of
	December 31, 2018	December 31, 2017

Contracts in transit and vehicle receivables	$12,291	$15,528
Manufacturer receivables	3,823	3,555
Finance and other receivables	1,540	1,841
	17,654	20,924
Less: Allowance for doubtful accounts	(687)	(1,013)
	$16,967	$19,911

Contracts in transit represent receivables from financial institutions for the portion of the vehicle and other products sales price financed by the Company’s customers through financing sources arranged by the Company. Manufacturer receivables are due from the manufacturers for incentives, rebates, and other programs. These incentives and rebates are treated as a reduction of cost of revenues.